Table of Contents

United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant     ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

KINETIC SEAS INCORPORATED.

(Name of Registrant As Specified In Its Charter)

_______________________________________________________________________

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

KINETIC SEAS INCORPORATED

1501 E. Woodfield Rd., Suite 114E

Schaumburg, IL 60173

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

April 12, 2024

Dear Stockholder:

You are cordially invited to attend the special meeting of stockholders of Kinetic Seas Incorporated (the “Company”). The meeting will be held on Monday, May 6, 2024 at 10:30 am local time at 1501 E. Woodfield Rd., Suite 114E, Schaumburg, IL 60173, for the following purposes:

1. To ratify the following past amendments to the Articles of Incorporation of the Company:

a.	Amendment to the Articles of Incorporation filed January 18, 2015 to change the name of the Company to Oncology Med, Inc.;
b.	Amendment to the Articles of Incorporation filed September 16, 2016 to change the name of the Company to Bellatora, Inc.;
c.	Amendment to the Articles of Incorporation filed January 17, 2017 to reduce the number of authorized shares of common stock from 2,000,000,000 shares to 200,000,000 shares;
d.	Amended and Restated Articles of Incorporation filed September 12, 2022, which in part increased the number of authorized shares of preferred stock from 10,000,000 shares to 50,000,000 shares, along with other changes;
e.	Amendment to the Articles of Incorporation filed May 9, 2023 to effect a net 1 for 100 reverse split;
f.	Amendment to the Articles of Incorporation May 9, 2023 to clarify the par value of shares of capital stock authorized by the Articles of Incorporation and to add a provision to the Articles of Incorporation authorizing the Company to take action by written consent of shareholders without a formal meeting of shareholders;
g.	Amendment to the Articles of Incorporation filed January 19, 2024 to change the name of the Company to Kinetic Seas Incorporated.

2. To ratify and approve all actions taken pursuant to the closing under that Agreement of Merger and Plan of Reorganization dated January 3, 2015 by and among the Company, Oncology Med, Inc. and Oracle Nutraceuticals Company.

3. To conduct any other business properly brought before the meeting.

These items of business are more fully described in the proxy statement accompanying this Notice.

In addition, the proxy statement contains other important information about Kinetic Seas Incorporated, including information about the role and responsibilities of our Board of Directors and its committees, information about executive compensation, and information about the beneficial ownership of Kinetic Seas Incorporated securities.

Your vote is very important. Whether or not you plan to attend the special meeting in person, please complete and return the enclosed proxy card.

Sincerely yours,

/s/ Edward Honour
Edward Honour
Chief Executive Officer

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You are cordially invited to attend the meeting in person, or via Zoom. Instructions for attending the meeting via Zoom will be posted at www.issuerservices.us/ksi. Whether or not you expect to attend the meeting, please vote over the internet, email, or Facsimile, or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction card, as promptly as possible in order to ensure your representation at the meeting. Voting instructions are provided in the Proxy Materials, or, if you receive a proxy card by mail, the instructions are printed on your proxy card and included in the accompanying proxy statement. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

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KINETIC SEAS INCORPORATED

1501 E. Woodfield Rd., Suite 114E

Schaumburg, IL 60173

PROXY STATEMENT

FOR SPECIAL MEETING OF STOCKHOLDERS

To Be Held on May 6, 2024

This proxy statement contains information about the special meeting of stockholders (“Special Meeting”) of Kinetic Seas Incorporated (referred to in this proxy statement as “KSI”, “the Company”, “we”, “our” or “us”). The meeting will be held on Monday, May 6, 2024, beginning at 10:30 am local time, at 1501 E. Woodfield Rd., Suite 114E, Schaumburg, IL 60173. Our shareholders will also have the option of attending the Special Meeting virtually. Hosting the meeting virtually will enable our shareholders to attend online and participate from any location around the world. Shareholders will be able to attend the meeting virtually by visiting www.issuerservices.us/ksi.

This proxy statement is furnished in connection with the solicitation of proxies by our Board of Directors for use at the Special Meeting and at any adjournment of that meeting. All proxies will be voted in accordance with the instructions they contain. If you do not specify your voting instructions on your proxy, it will be voted in accordance with the recommendations of our Board of Directors.

These proxy materials are first being made available to KSI stockholders online on April 12, 2024 at www.issuerservices.us/ksi and at www.kineticseas.com. The Proxy Materials are first being mailed to certain stockholders on or about April 12, 2024. For ease of voting, stockholders are encouraged to vote using the Internet. We encourage you to access and review all of the important information in the proxy materials before voting.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND VOTING

What is the purpose of the special meeting?

At our Special Meeting, stockholders will consider and vote on the following matters:

1. To ratify the following past amendments to the Articles of Incorporation of the Company (the “Prior Corporate Acts”):

a.	Amendment to the Articles of Incorporation filed January 18, 2015 to change the name of the Company to Oncology Med, Inc.;
b.	Amendment to the Articles of Incorporation filed September 16, 2016 to change the name of the Company to Bellatora, Inc.;
c.	Amendment to the Articles of Incorporation filed January 17, 2017 to reduce the number of authorized shares of common stock from 2,000,000,000 shares to 200,000,000 shares;
d.	Amended and Restated Articles of Incorporation filed September 12, 2022, which in part increased the number of authorized shares of preferred stock from 10,000,000 shares to 50,000,000 shares, along with other changes;
e.	Amendment to the Articles of Incorporation filed May 9, 2023 to effect a net 1 for 100 reverse split;
f.	Amendment to the Articles of Incorporation May 9, 2023 to clarify the par value of shares of capital stock authorized by the Articles of Incorporation and to add a provision to the Articles of Incorporation authorizing the Company to take action by written consent of shareholders without a formal meeting of shareholders;
g.	Amendment to the Articles of Incorporation filed January 19, 2024 to change the name of the Company to Kinetic Seas Incorporated.

2. To ratify and approve all actions taken pursuant to the closing under that Agreement of Merger and Plan of Reorganization dated January 3, 2015 by and among the Company, Oncology Med, Inc. and Oracle Nutraceuticals Company (the “Merger Closing”).

3. To conduct any other business properly brought before the meeting.

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Who can vote?

You may vote if you were a stockholder of KSI as of the close of business on the record date, which is April 4, 2024. As of the record date, there were 31,146,000 shares of common stock outstanding.

How many votes do I have?

Each share of our common stock that you own on the record date entitles you to one vote on each matter subject to a vote.

Directors and executive officers of KSI own or control the voting of 22,950,000 shares of common stock, representing approximately 71.4% of the total outstanding voting shares at the record date. We expect all these shares will be voted FOR all of the proposals as described in this proxy statement.

How do I vote?

If you are the record holder of your shares, meaning that you own your shares in your own name and not through a bank or brokerage firm, you may vote as follows:

1.	You may vote by mail. You may vote by completing and signing the proxy card enclosed with this proxy statement (or by requesting a paper copy of the materials if you only received an electronic version) and promptly mailing it in the enclosed postage-prepaid envelope. You do not need to put a stamp on the enclosed envelope if you mail it from the United States. The shares you own will be voted according to your instructions on the proxy card you mail. If you return the proxy card, but do not give any instructions on a particular matter described in this proxy statement, the shares you own will be voted in accordance with the recommendations of our Board of Directors. Your vote will not be counted unless your proxy card is received by us prior the Special Meeting.

2.	You may vote by Internet. You may vote over the Internet as instructed on the proxy card enclosed with this proxy statement and accessing www.issuerservices.us/ksi. The shares you own will be voted according to your instructions on the proxy card submitted electronically. If you do not give any instructions on a particular matter described in this proxy statement, the shares you own will be voted in accordance with the recommendations of our Board of Directors. Your vote will not be counted unless you vote electronically prior to the Special Meeting.

3.

You may vote in person. If you attend the meeting, you may vote by delivering your completed proxy card in person or by completing a ballot. Ballots will be available at the meeting. Please note, you will not be able to vote through our virtual presentation of the meeting.

4.

You may vote by email. You may vote by completing and signing the proxy card enclosed along with this proxy statement and promptly emailing a pdf copy to email address: vote@issuerservices.us Your vote will not be counted unless you vote prior to the Special Meeting.

5.	You may vote by facsimile. You may vote by completing and signing the proxy card enclosed along with this proxy statement and transmitting a copy via. facsimile # 404-816-8830. Your vote will not be counted unless you vote prior to the Special Meeting.

How does the Board of Directors recommend that I vote on the proposals?

The Board of Directors recommends that you vote:

FOR the ratification of the Prior Corporate Acts, and

FOR the ratification of the Merger Closing.

Is my vote important?

Your vote is important no matter how many shares you own. Please take the time to vote. Take a moment to read the instructions in this proxy statement. Choose the way to vote that is the easiest and most convenient for you and cast your vote as soon as possible.

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What if I return a proxy card but do not make specific choices?

Any proxy card returned without directions given will be voted (1) “FOR” the ratification of the Prior Corporate Acts and (2) “FOR” the ratification of the Merger Closing, and (3) as to any other business that may come before the Special Meeting, in accordance with the judgment of the person or persons named in the proxy.

Will my shares be voted if I do not provide my proxy?

Your shares may be voted if they are held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions. Brokerage firms only have the authority to vote shares for which their customers do not provide voting instructions on certain “routine” matters.

The proposals to ratify the Prior Corporate Acts and the Merger Closing are not considered routine matters for which brokerage firms may vote shares for which they have not received voting instructions. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a “broker non-vote.”

Can I change my vote after I have mailed my proxy card or after I have voted my shares?

Yes. You can change your vote and revoke your proxy at any time before the polls close at the meeting by doing any one of the following things:

•	signing another proxy with a later date;

•	giving our Chief Executive Officer, Edward Honour, written notice to that effect. He may be contacted at 1501 E. Woodfield Rd., Suite 114E, Schaumburg, IL 60173; e-mail: Edward.honour@kineticseas.com

•	voting again prior to the time at which the Internet voting facilities close by following the procedures applicable to that method of voting, as directed on the enclosed proxy card; or

•	voting in person at the meeting.

How can I access the proxy materials over the internet?

You may view and also download our proxy materials and the Notice by accessing www.issuerservices.us/ksi and on our website at www.kineticseas.com.

Who pays for the solicitation of Proxies?

The solicitation of proxies in the enclosed form is made on behalf of the Board of Directors. We pay all costs to solicit these proxies. Our officers, directors and employees may solicit proxies but will not be additionally compensated for such activities. We are also working with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such institutions and persons. We will reimburse their reasonable expenses.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if more than 50% of the outstanding shares entitled to vote are represented by stockholders present at the meeting or by proxy. On the record date, there were 31,146,000 shares of common stock outstanding. Thus, 15,573,001 shares must be represented by stockholders present at the meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If a quorum is not present, the meeting will be adjourned until a quorum is obtained.

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What vote is required for each item to pass?

Ratification of Prior Corporate Acts. The votes cast “for” must exceed the votes cast “against” in order to approve the Prior Corporate Acts. Abstentions and broker non-votes will not be relevant to the outcome.

Ratification of Merger Closing. The votes cast “for” must exceed the votes cast “against” in order to approve the ratification of the Merger Closing. Abstentions and broker non-votes will not be relevant to the outcome.

If your shares are held in street name and you do not provide voting instructions to your broker, bank or other nominee, your broker is not entitled to vote your shares with respect to the proposals to ratify the Prior Corporate Acts or the Merger Closing. In that case, they will be treated as broker non-votes and will not be counted for purposes of determining the outcome of a proposal. Abstentions and votes “withheld” are counted for the purpose of establishing a quorum.

Who will count the votes?

We will appoint an Inspector of Elections for the Special Meeting who will not be an officer, director or nominee.

What is “householding”?

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process is called “householding.” This reduces the volume of duplicate information received at your household and helps to reduce costs. Your materials may be househeld based on your prior express or implied consent. A number of brokerage firms have instituted householding. Once a stockholder has received notice from his or her broker that the broker will be householding communications to the stockholder’s address, householding will continue until the stockholder is notified otherwise or until one or more of the stockholders revokes his or her consent.

If you would like to receive your own set of our proxy statement and related materials now or in the future, or if you share an address with another KSI stockholder and together both of you would like to receive only a single set of our proxy materials in the future, please contact your broker (if you hold your shares in “street name”). Be sure to indicate your name, the name of your brokerage firm or bank, and your account number(s). You can also request prompt delivery of a copy of the proxy statement and related materials by contacting our Chief Executive Officer at Kinetic Seas Incorporated, 1501 E. Woodfield Rd., Suite 114E, Schaumburg, IL 60173, Attention: Chief Executive Officer; telephone: (888) 901-8806; e-mail: Edward.honour@kineticseas.com.

Where can I find the voting results?

We will report the voting results on Form 8-K within four business days after the end of our Special Meeting. If final voting results are not available to us in time to file a current report on Form 8-K within four business days after the Special Meeting, we intend to file a current report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional current report on Form 8-K to publish the final results.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth, as of April 4, 2024, certain information concerning the beneficial ownership of our common stock by (i) each person known by us to own beneficially five percent (5%) or more of the outstanding shares of common stock, (ii) each of our directors and named executive officers, and (iii) all of our executive officers and directors as a group. The number of shares beneficially owned by each 5% stockholder, director or executive officer is determined under the rules of the Securities and Exchange Commission, or SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and also any shares that the individual or entity has the right to acquire within 60 days after April 4, 2024 through the exercise of any stock option, warrant or other right, or the conversion of any security. Unless otherwise indicated, each person or entity has sole voting and investment power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion in the table below of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

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Name (1)	Shares Beneficially Owned	Percent of Common Stock (2)
5% Stockholders
Jeffrey Lozinski (3)	11,500,000	36.9%
Robert Jackson	6,000,000	19.3%
Ed Honour	2,450,000	7.9%
Ionic Ventures	2,000,000	6.4%
Coral Investment Partners, LP (4)	2,000,000	6.4%

Directors and Named Executive Officers
Jeffrey Lozinski (3)	11,500,000	36.9%
Robert Jackson	6,000,000	19.3%
Ed Honour	2,450,000	7.9%
Erik S. Nelson (5)	2,000,000	6.4%
Joseph Lehman	1,000,000	3.2%
Officers and Directors as a Group	22,950,000	71.4%

(1)	Unless otherwise indicated, the address of each person is c/o Kinetic Seas Incorporated, 1501 East Woodfield Road, Suite 114-E, Schaumburg, IL. 60173.
(2)	Based on 31,146,000 shares of common stock issued and outstanding as of April 4, 2024.
(3)	Includes 10,500,000 shares of common stock owned directly and 1,000,000 shares of common stock owned by his spouse.
(4)	Includes 2,000,000 shares of common stock owned directly, but does not include 1,000,000 warrants to purchase common stock, because the warrants are not exercisable within the next 60 days.
(5)	Includes the shares beneficially owned by Coral Investment Partners, LP (see Note 4), as to which Mr. Nelson, in his capacity as owner of the general partner, has sole voting and investment power. Mr. Nelson disclaims beneficial ownership of shares held by Coral beyond his 40% ownership interest therein.

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PROPOSAL NO. 1

ratification of prior corporate acts

Reasons for the Proposal

The Board has recently been advised that a number of amendments made to the Company’s Articles of Incorporation over the years may be invalid because they were only approved by the written consent of a majority of common stockholders, or were not put to a vote of stockholders at all. Section 7-107-104(1)(b) of the Colorado Business Corporation Act (Colorado Revised Statutes, Title 7) (the “CBCA”) provides that any action that can be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if the holders of outstanding stock having not less than the minimum number of votes that will be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted consent to such action in writing, and if the articles of incorporation provide from shareholder action without a meeting in such circumstances. However, the Company’s articles of incorporation did not authorize the Company to take action by written consent without a meeting of shareholders unless the action was approved by a majority of holders of its Series A Preferred Stock. In addition, some amendments recited that stockholder approval was not sought at all on the erroneous belief that stockholder approval was not required. As a result, counsel has advised the Company that a number of prior amendments may be subject to legal challenge because they were only approved by a majority of common stockholders by written consent or not submitted to stockholders for approval at all.

Section 7-103-16 allows a Colorado corporation to ratify past defective acts by a resolution of the current board of directors and, if the defective act required shareholder approval, by approval of the act at a shareholder’s meeting. The Company seeks to ratify the Prior Corporate Acts in order to remove any potential legal challenges to the Prior Corporate Acts. If approved, the Company intends to file the Amended and Restated Articles of Incorporation attached hereto as Exhibit A, which incorporates all amendments to the Company’s original articles of incorporation since its formation.

Principal Reasons for, and Risks of, the Ratification

The Company believes the ratification of the Prior Corporate Acts is in the best interests of the Company because it will eliminate certain risks that aspects of corporate structure may be held invalid by a court. The Company has also been advised that certain capital raising transactions may require an opinion of counsel as to the validity of any securities issued in the transaction, and that many attorneys may be unwilling to issue such an opinion until the legal uncertainties surrounding the Prior Corporate Acts are resolved. The Company does not believe that there are any material negative consequences to the Company.

Required Vote

To be approved, Proposal No. 1 must receive the affirmative vote of a majority of the issued and outstanding shares of our common stock entitled to vote at the Special Meeting, voting together as a single class, provided that a quorum exists for the meeting. A quorum will exist if a majority of the outstanding common shares attend the Special Meeting.

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PROPOSAL NO. 2
RATIFICATION OF MERGER CLOSING

Reasons for the Proposal

The Board has recently been advised that the Company was party to an Agreement of Merger and Plan of Reorganization dated January 3, 2015 by and among the Company, Oncology Med, Inc. (“Oncology”) and Oracle Nutraceuticals, Inc. (“Oracle”) (the “Merger Agreement”). The Merger Agreement was filed with the Secretary of State of Colorado on January 5, 2015 as an attachment to a Statement of Merger, and by its terms was effective on January 16, 2015. At the time the Merger Agreement was entered into, Oncology owned all of the outstanding shares of Oracle, which owned all of the outstanding shares of the Company. The Merger Agreement was intended to effect a holding company reorganization, under which Oncology and the Company would merge, with Oncology being the survivor, and one share of capital stock of Oracle would be issued to Oncology’s shareholders in exchange for each share that they owned of Oncology.

However, the Merger Closing did not occur in the manner provided for in the Merger Agreement in two respects. First, the Statement of Merger provided that the Company would be the survivor in the merger, and the Colorado Secretary of State processed that merger in its records to reflect the Company as the survivor. However, Section 7-111-104(3) of the CBCA provides that a shareholder vote of Oncology was required if it was not the survivor in the merger, and the records reflect that the Merger Agreement was not submitted to the shareholders of Oncology for approval. Second, the Merger Agreement provides that each share of stock of Oncology would be exchanged for one share of stock of Oracle, but instead one share of stock of the Company was issued in exchange for each share of stock of Oncology.

Section 7-103-16 allows a Colorado corporation to ratify past defective acts by a resolution of the current board of directors and, if the defective act required shareholder approval, by approval of the act at a shareholder’s meeting. The Company seeks to ratify the Merger Closing in order to remove any potential legal challenges to the Company’s corporate structure and any shares issued in the Merger Closing.

Principal Reasons for, and Risks of, the Proposal

The Company believes that ratification of the Merger Closing is in the best interests of the Company because it eliminates certain risks that aspects of corporate structure may be held invalid by a court. The Company has also been advised that certain capital raising transactions may require an opinion of counsel as to the validity of any securities issued in the transaction, and that many attorneys may be unwilling to issue such an opinion until the legal uncertainties surrounding the Merger Closing are resolved. The Company does not believe that there are any material negative consequences to the Company.

Required Vote

To be approved, Proposal No. 2 must receive the affirmative vote of a majority of the issued and outstanding shares of our common stock entitled to vote at the Special Meeting, voting together as a single class, provided that a quorum exists for the meeting. A quorum will exist if a majority of the outstanding common shares attend the Special Meeting.

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HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Proxy Materials or other Special Meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of Proxy Materials or other Special Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are KSI stockholders will be “householding” the Company’s proxy materials. A single set of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of Proxy Materials, please notify your broker or Kinetic Seas Incorporated Direct your written request to our Chief Executive Officer, at 1501 E. Woodfield Rd., Suite 114E, Schaumburg, IL 60173; e-mail: Edward.honour@kineticseas.com. Stockholders who currently receive multiple copies of the Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

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Amended & Restated

Articles of Incorporation

Of

KINETIC SEAS INCORPORATED

Kinetic Seas Incorporated, a Colorado corporation, originally incorporated on January 3, 2015, does hereby amend and restate its Articles of Incorporation pursuant to the Colorado Revised Statutes, Title 7, as follows:

Article I

The name of the corporation is: Kinetic Seas Incorporated.

Article II

The period of the corporation’s duration shall be perpetual.

Article III

The corporation shall at all times maintain a Registered Agent within the State of Colorado. The resident agent of the corporation is Thomas Crawford, 748 Eveningsong Drive, Castle Rock, CO 80104.

Article IV

The purpose for which the corporation is organized is to conduct any and all lawful business for which a corporation can be organized pursuant to the Colorado Corporation Code.

Article V

The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is 250,000,000 shares, consisting of (a) 200,000,000 shares of common stock, par value $0.00001 per share (the “Common Stock”), and (b) 50,000,000 shares of preferred stock, par value $0.00001 per share (the “Preferred Stock”).

5.1 Common Shares:  Subject to the prior or equal rights, if any, of the Preferred Stock of any and all series stated and expressed by the Board of Directors in the Preferred Stock Designation providing for the issuance of such Preferred Stock, the holders of Common Stock shall be entitled (i) to receive dividends when and as declared by the Board of Directors out of any funds legally available therefor, (ii) in the event of any dissolution, liquidation or winding up of the Corporation, to receive the remaining assets of the Corporation, ratably according to the number of shares of Common Stock held, and (iii) to one vote for each share of Common Stock held on all matters submitted to a vote of stockholders; provided that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Amended and Restated Certificate (including any Preferred Stock Designations setting forth the terms of any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Amended and Restated Certificate (including any Preferred Stock Designations setting forth the terms of any series of Preferred Stock). No holder of Common Stock shall have any preemptive right to purchase or subscribe for any part of any issue of stock or of securities of the Corporation convertible into stock of any class whatsoever, whether now or hereafter authorized.

As of May 9, 2023 (the “Effective Time”), each fifty thousand (50,000) shares of the Common Stock issued immediately prior to the Effective Time (the “Old Common Stock”) shall be reclassified and combined into one (1) validly issued, fully paid and non-assessable share of the Corporation’s Common Stock, $0.00001 par value per share, without any action by the holder thereof (the “Reverse Stock Split”), with any fractional shares rounded up to the nearest whole share. Immediately after the Reverse Stock Split, each share of Common Stock shall be split into five hundred (500) shares of Common Stock (the “New Common Stock”), without any action on the part of the holder thereof (the “Forward Stock Split”). Each share certificate or book entry position that immediately prior to the Effective Time represented shares of Old Common Stock shall thereafter represent that number of shares of New Common Stock into which the shares of Old Common Stock represented by such share certificate or book entry position shall have been reclassified, combined and split as a result of the Reverse Stock Split and the Forward Stock Split, subject to the rounding up of fractional shares resulting from the Reverse Stock Split.

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5.2 Preferred Shares: The Board of Directors of the Corporation (the “Board”) is expressly authorized at any time, and from time to time, to provide for the issuance of shares of Preferred Stock in one or more series, with such voting powers, full or limited, or without voting powers and with such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors and included in a certificate of designation (a “Preferred Stock Designation”) filed pursuant to the Colorado revised Statutes, and the Board is hereby expressly vested with the authority to the full extent provided by law, now or hereafter, to adopt any such resolution or resolutions. Subject to the limitations prescribed by law and in accordance with the provisions hereof, a Preferred Stock Designation may designate:

(a)	A series and the number of shares to constitute the series;

(b)	The dividend rate, if any, of the series, the conditions and dates upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes of stock, and whether such dividends shall be cumulative or noncumulative;

(c)	Whether the shares of the series shall be subject to redemption by the Corporation and, if made subject to such redemption, the times, prices and other terms and conditions of such redemption;

(d)	The terms and amount of any sinking fund provided for the purchase or redemption of the shares of the series;

(e)	Whether or not the shares of the series shall be convertible into or exchangeable for shares of any other class or classes or of any other series of any class or classes of stock of the Corporation, and, if provision be made for conversion or exchange, the times, prices, rates, adjustments and other terms and conditions of such conversion or exchange;

(f)	The extent, if any, to which the holders of the shares of the series shall be entitled to vote with respect to the election of directors or otherwise;

(g)	The restrictions, if any, on the issue or reissue of any additional Preferred Stock; and

(h)	The rights of the holders of the shares of the series upon the dissolution, liquidation, or winding up of the Corporation.

The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote thereon, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any series of Preferred Stock.

The Corporation is hereby authorized to issue up to 10,000,000 shares of Series A Convertible Preferred Stock on the terms set forth in Exhibit A attached hereto.

5.3 Rights and Options: The Corporation has the authority to create and issue rights, warrants and options entitling the holders thereof to acquire from the Corporation any shares of its capital stock of any class or classes, with such rights, warrants and options to be evidenced by or in instrument(s) approved by the Board. The Board is empowered to set the exercise price, duration, times for exercise and other terms and conditions of such rights, warrants or options; provided, however, that the consideration to be received for any shares of capital stock issuable upon exercise thereof may not be less than the par value thereof.

Article VI

Section 6.1Amendment of Bylaws. Except as otherwise provided by law, the Bylaws of the Corporation may be amended or repealed by the Board of Directors by the affirmative vote of a majority of the Directors then in office. The Bylaws of the Corporation may be amended or repealed at any annual meeting of stockholders, or special meeting of stockholders called for such purpose, by the affirmative vote of at least 75% of the outstanding shares of capital stock entitled to vote on such amendment or repeal, voting together as a single class; provided, however, that if the Board of Directors recommends that stockholders approve such amendment or repeal at such meeting of stockholders, such amendment or repeal shall only require the affirmative vote of the majority of the outstanding shares of capital stock entitled to vote on such amendment or repeal, voting together as a single class; and further provided further, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.

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Section 6.2Action without a Meeting. Any action required to be taken at any meeting of the shareholders, or any action which may be taken at any meeting of the shareholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares of all classes entitled to vote on such action having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of such class entitled to vote thereon were present and voted. Prompt notice of the taking of any such action without a meeting by less than unanimous written consent shall be given to those shareholders of such class of shares who have not consented in writing.

Article VII

Section 7.1 Board Powers. The business and affairs of the Corporation shall be managed by, or under the direction of, the Board, except as otherwise provided herein or required by law.

Section 7.2 Number, Election and Term.

(a)	The number of directors of the Corporation shall be fixed from time to time in the manner provided in the Bylaws. If the number of directors is changed, any decrease shall not shorten the term of any incumbent director.

(b)	Directors shall be elected by a plurality of the votes cast at an annual meeting of stockholders by holders of Common Stock. The election of directors need not be by written ballot unless the Bylaws of the corporation shall so provide.

(c)	A director shall hold office until the next annual meeting of stockholders following the director’s election or appointment by the Board and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

(d)	No stockholder will be permitted to cumulate votes at any election of directors.

Section 7.3 Newly Created Directorships and Vacancies. Newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause may be filled solely and exclusively by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders), and any director so chosen shall hold office until the next annual meeting of stockholders following the director’s election or appointment by the Board and his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

Section 7.4 Preferred Stock - Directors. Notwithstanding any other provision of this Article VII, and except as otherwise required by law, whenever the holders of one or more series of the Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of the Preferred Stock as set forth in this Amended and Restated Certificate (including any Preferred Stock Designation) and such directors shall not be included in any of the classes created pursuant to this Article VII unless expressly provided by such terms.

Article VIII

Section 8.1 Limitation of Director Liability. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the Colorado Revised Statute as the same exists or may hereafter be amended unless he or she violated his or her duty of loyalty to the Corporation or its stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized unlawful payments of dividends, unlawful stock purchases or unlawful redemptions, or derived improper personal benefit from his or her action as a director. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

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Section 8.2 Indemnification and Advancement of Expenses.

(a)	To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who is or was made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred by such indemnitee in connection with such proceeding. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by an indemnitee in defending or otherwise participating in any proceeding in advance of its final disposition; provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking, by or on behalf of the indemnitee, to repay all amounts so advanced if it shall ultimately be determined that the indemnitee is not entitled to be indemnified under this Section 8.2 or otherwise. The rights to indemnification and advancement of expenses conferred by this Section 8.2 shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. Notwithstanding the foregoing provisions of this Section 8.2(a), except for proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify and advance expenses to an indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board.

(b)	The rights to indemnification and advancement of expenses conferred on any indemnitee by this Section 8.2 shall not be exclusive of any other rights that any indemnitee may have or hereafter acquire under law, this Amended and Restated Certificate, the Bylaws, an agreement, vote of stockholders or disinterested directors, or otherwise.

(c)	Any repeal or amendment of this Section 8.2 by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Amended and Restated Certificate inconsistent with this Section 8.2, shall, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and shall not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any proceeding (regardless of when such proceeding is first threatened, commenced or completed) arising out of, or related to, any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.

(d)	This Section 8.2 shall not limit the right of the Corporation, to the extent and in the manner authorized or permitted by law, to indemnify and to advance expenses to persons other than indemnitees.

Article IX

Upon the dissolution of the corporation, the assets of the corporation shall be distributed by the Board of Directors according to the applicable State statute. Further provisions regarding the distribution of upon dissolution shall be stated in the corporation’s ByLaws.

Article X

The mailing address of the corporation is: 1501 E. Woodfield Rd., Suite 114E, Schaumburg, IL 60173.

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Article XI

The corporation reserves the right to amend and repeal any provision contained within the Articles of Incorporation in the manner prescribed by the laws of the State of Colorado.

I, THE UNDERSIGNED, for the purpose of amending and restating these Articles of Incorporation of Kinetic Seas Incorporated under the laws of the State of Colorado, do make and record these Amended and Restated Articles of Incorporation and do certify the facts herein are true, and I have accordingly hereunto set my hand.

Dated: ___, 2024

Edward Honour, Chief Executive Officer

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EXHIBIT A

TERMS OF SERIES A PREFERRED STOCK

Section 1. Designation and Number of Shares. There is hereby created out of the authorized and unissued shares of preferred stock of the Corporation a series of preferred stock designated as the “Series A Convertible Preferred Stock” (hereinafter, the “Series A Preferred Stock”) The number of shares constituting the Series A Preferred Stock shall be Ten Million (10,000,000).

Section 2. Rank. The Series A Preferred Stock shall rank: (i) senior to the Company’s Common Stock, $0.00001 par value per share (“Common Stock”) and (ii) any subsequent series of Preferred Stock which is designated by the Company as subordinate or junior to the Series A Preferred Stock (“Junior Securities”), as to distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary (all such distributions being referred to collectively as “Distributions”).

Section 3. Dividends. Each share of Series A Preferred Stock shall be entitled to receive, when, if and as declared by the Board, out of funds legally available therefore, non-cumulative dividends equal to the amount of dividends that holder of such share would have received if such share were converted into shares of Common Stock under the circumstances described in Section 6 hereof immediately prior to the record date of the dividend declared on the Common Stock.

Section 4. Voting Rights. Except as set forth specifically below, the holder of each share of the Series A Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which such share of Series A Preferred Stock would be convertible under the circumstances described in Section 6 hereof on the record date for the vote or consent of shareholders, and shall otherwise have voting rights and powers equal to the voting rights and powers of the Common Stock. Each holder of a share of the Series A Preferred Stock shall be entitled to receive the same prior notice of any shareholders' meeting as provided to the holders of Common Stock in accordance with the Bylaws of the Corporation, as well as prior notice of all shareholder actions to be taken by legally available means in lieu of meeting, and shall vote with holders of the Common Stock upon any matter submitted to a vote of shareholders, except those matters required by law, or by the terms hereof, to be submitted to a class vote of the holders of Series A Preferred Stock.

Section 5. Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation (any such event being hereinafter referred to as a “Liquidation”), before any distribution of assets of the Corporation shall be made to or set apart for the holders of any Junior Security, the holders of Series A Preferred Stock shall be entitled to receive payment out of such assets of the Corporation in an amount equal to $0.01 per share of Series A Preferred Stock (such amount being referred to as the “Liquidation Preference” for the Series A Preferred Stock), plus any unpaid dividends (if declared) on the Series A Preferred Stock.

Section 6. Conversion of Preferred Shares to Common. The Series A Preferred Stock shall be convertible into shares of Common Stock as follows:

(a) Voluntary Conversion. Each share of Series A Preferred Stock shall be convertible at any time by the holder thereof at the office of the transfer agent for the Common Stock (the “Transfer Agent”), and at such other place or places, if any, as the board of directors of the Corporation may designate, into that number of fully paid and non-assessable shares (calculated as to each conversion to the nearest l/100th of a share) of Common Stock equal to the number of shares of Series A Preferred Stock to be converted times the Conversion Factor. The “Conversion Factor” shall initially be 1,000 per share, provided that the Conversion Factor shall be subject to adjustment from time to time in certain instances as hereinafter provided.

(b) Delivery of Certificates. Before any holder of shares of the Series A Preferred Stock shall be entitled to convert the same into Common Stock, the holder shall surrender the certificate or certificates therefor, duly endorsed to the Corporation or in blank, at the office of the Transfer Agent or at such other place or places, if any, as the board of directors of the Corporation has designated, and shall give written notice to the Corporation at said office or place on the form of Notice of Conversion attached hereto as Exhibit I that it elects to convey the same and shall state in writing therein the name or names (with addresses) in which it wishes the certificate or certificates for Common Stock to be issued. The Corporation will, as soon as practicable thereafter, issue and deliver at said office or place to such holder of shares of the Series A Preferred Stock, or to its nominee or nominees, certificates for the number of full shares of Common Stock to which it shall be entitled as aforesaid. Shares of the Series A Preferred Stock shall be deemed to have been converted as of the close of business on the date of the surrender of such shares for conversion as provided above, and the person or persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock as of the close of business on such date.

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(c) No Fractional Shares. If any conversion of the Series A Preferred Stock would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon conversion, in the aggregate, shall be rounded to the nearest whole share.

(d) Adjustment to Conversion Factor. The Conversion Factor in effect at any time shall be subject to adjustment as follows:

(i) In case the Corporation shall (A) declare a dividend on its Common Stock in shares of its capital stock, (B) subdivide its outstanding shares of Common Stock, (C) combine its outstanding shares of Common Stock into a smaller number of shares, or (D) issue by reclassification of its Common Stock (including any such reclassification in connection with a consolidation or merger in which the Corporation is the continuing corporation) any shares of its capital stock, the Conversion Factor in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the holder of any share of the Series A Preferred Stock surrendered for conversion after such time shall be entitled to receive the kind and amount of shares which it would have owned or have been entitled to receive had such share of the Series A Preferred Stock been converted immediately prior to such time. Such adjustment shall be made successively whenever any event listed above shall occur.

(ii) In case the Corporation shall distribute to all holders of its Common Stock (including any such distribution made in connection with a consolidation or merger in which the Corporation is the continuing corporation) evidences of its indebtedness or assets (excluding dividends or other distributions paid out of earned surplus), the Conversion Factor shall be adjusted so that the same shall equal to the amount determined by multiplying the Conversion Factor in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction (A) of which the numerator shall be the Current Market Price per share of the Common Stock on the date fixed for such determination and (B) the denominator shall be the Current Market Price per share of the Common Stock on the date fixed for such determination less the fair market value (as determined by the board of directors of the Corporation, whose determination shall be conclusive and described in a Board Resolution of the Corporation filed with the Transfer Agent) of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock, such adjustment to become effective immediately prior to the opening of business of the day following the date fixed for the determination of stockholders entitled to receive such distribution.

(iii) For the purpose of any computation under this Section 6(d), the “Current Market Price” on any date shall be deemed to be the average of the daily closing prices per share of Common Stock for 20 consecutive business days selected by the Corporation commencing 35 business days before such date. The closing price for each day shall be the last sale price or, in case no such sale takes place on such day, the average of the closing bid and asked prices, in either case on the New York Stock Exchange, or, if the Common Stock is not listed or admitted to trading on such exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if it is not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as furnished by any member of Financial Industry Regulatory Authority, selected from time to time by the Corporation for that purpose, and if no member of the Financial Industry Regulatory Authority provides quotations for the Common Stock, as determined by the board of directors in its reasonable discretion.

(iv) All calculations under this Section 6(d) shall be made to the nearest one-hundredth of a cent or the nearest l/100th of a share, as the case may be.

(v) In case of any consolidation or merger of the Corporation with or into any other corporation (other than a consolidation or merger in which the Corporation is the continuing corporation), or in case of any sale or transfer of all or substantially all of the assets of the Corporation, the holder of each share of Series A Preferred Stock shall after such consolidation, merger, sale or transfer have the right to convert such share of the Series A Preferred Stock into the kind and amount of shares of stock and other securities and property which such holder would have been entitled to receive upon such consolidation, merger, sale or transfer if he had held the Common Stock issuable upon the conversion of such share of the Series A Preferred Stock immediately prior to such consolidation, merger, sale or transfer.

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(vi) In the event that at any time, as a result of an adjustment made pursuant to paragraph (i) above, the holder of any share of Series A Preferred Stock surrendered for conversion shall become entitled to receive any securities other than shares of Common Stock, thereafter the amount of such other securities so receivable upon conversion of any share of the Series A Preferred Stock shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in paragraphs (i) to (v), inclusive, above, and the provisions of this Section 6(d) with respect to the Common Stock shall apply on like terms to any such other securities.

(vii) No adjustment in the Conversion Factor shall be required unless such adjustment would require a change of at least l % in the Conversion Factor; provided, however, that any adjustments which by reason of this paragraph (vii) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

(e) Notice of Adjustment. Whenever the Conversion Factor is adjustable as herein provided:

(i) the Corporation shall promptly file with the Transfer Agent for the Series A Preferred Stock a certificate of the treasurer of the Corporation setting forth the adjusted Conversion Factor and showing in reasonable detail the facts upon which such adjustment is based, including a statement of the consideration received or to be received by the Corporation for any shares of Common Stock issued or deemed to have been issued; and

(ii) a notice stating that the Conversion Factor has been adjusted and setting forth the adjusted Conversion Factor, and within ten (10) business days after it is required, said notice shall be mailed to all holders of Series A Preferred Stock determined as of the date the notice was first required, and upon the mailing of such notice no other notice need be given of that adjustment in the Conversion Factor.

(f) Reservation of Shares. The Company shall at all times reserve and keep available or make provision to increase, reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding Series A Preferred Stock into Common Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series A Preferred Stock, the Company will take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

(g) Taxes. The issue of the stock certificates upon conversion of the Series A Preferred Stock shall be made without charge to the converting holder for any transfer tax in respect of such issue; provide, however, that the Corporation shall be entitled to withhold any applicable withholding taxes with respect to such issue, if any. The Corporation shall not however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares in any name other than that of the holder of any of the Series A Preferred Stock converted, and the Corporation shall not be required to issue or deliver any such stock certificated unless and until the person on persons requesting the issue thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

(h) Mandatory Conversion. The Corporation may, at its election and without any action on the part of the Holder, convert all outstanding shares of Series A Preferred Stock into that number of shares of Common Stock determined by multiplying the Conversion Amount by the number of shares of Series A Preferred Stock being converted, which conversion shall be effective on the date the Corporation sends notice of the conversion to the Holder(s) (a “Mandatory Conversion Date”), notwithstanding that the Holder may not receive such notice until after the Mandatory Conversion Date, in the event the number of shares of Series A Preferred Stock that are outstanding is less than Two Hundred Thousand (200,000) shares. On the Mandatory Conversion Date, the outstanding shares of Series A Preferred Stock shall be converted automatically without any further action by the Holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; provided, however, that each Holder shall surrender the certificate(s) representing such shares of Series A Preferred Stock to the Corporation promptly following receipt of notice of the Mandatory Conversion Date.

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Section 7. Lost or Stolen Certificates. Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of any certificate representing shares of Series A Preferred Stock, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of the certificate, if mutilated, the Company shall execute and deliver new certificate representing the shares of Series A Preferred Stock of like tenor and date. However, the Company shall not be obligated to re-issue such lost or stolen certificates if Holder contemporaneously requests the Company to convert such Series A Preferred Stock into Common Stock.

Section 8. Status of Converted Stock. In the event any shares of Series A Preferred Stock shall be converted pursuant to Section 6 hereof, the shares so converted shall be cancelled, and shall return to the status of authorized but unissued Preferred Stock of no designated series, and shall not be issuable by the Company as Series A Preferred Stock.

Section 9. Notices. All notices, requests, consents and other communication hereunder shall be in writing, shall be mailed (A) if within the United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, by facsimile or e-mail (if agreed to by the Investor), or (B) if delivered from outside the United States, by international express courier, facsimile or e-mail (if agreed to by a holder or Series A Preferred Stock), and shall be deemed given (i) if delivered by first-class registered or certified mail, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed, (iv) if delivered by facsimile or e-mail, upon electronic confirmation of receipt and shall be delivered as addressed as follows:

(a) if to the Company, to:

Kinetic Seas Incorporated

1501 E. Woodfield Rd., Suite 114E,

Schaumburg, IL 60173

Attn: Chief Executive Officer

(b) if to a holder of Series A Preferred Stock, to the address, facsimile number or e-mail address appearing in the Corporation’s stockholder records or, in either case, to such other address, facsimile number or e-mail address as the Corporation or a holder of Series A Preferred Stock may provide to the other in accordance with this Section.

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EXHIBIT 1

FORM OF CONVERSION NOTICE

(To be executed by the registered holder in order to convert shares of Series A Preferred Stock)

The undersigned hereby irrevocably elects to convert the number of shares of Series A Convertible Preferred Stock (the “Series A Preferred Stock”) indicated below into shares of common stock, par value $0.00001 per share (the “Common Stock”), of Kinetic Seas Incorporated, a Colorado corporation (the “Corporation”), according to the Certificate of Designations, Rights and Preferences of the Series A Preferred Stock and the conditions hereof, as of the date written below. The undersigned hereby requests that certificates for the shares of Common Stock to be issued to the undersigned. The undersigned will pay all transfer taxes and fees payable with respect thereto. A copy of the certificate representing the Series A Preferred Stock being converted is attached hereto, the original of which will be delivered to the Corporation promptly following the date hereof.

Date of Conversion (Date of Notice)

Number of shares of Series A Preferred Stock owned prior to Conversion

Number of shares of Series A Preferred Stock to be Converted

Stated Value of Series A Preferred Stock to be Converted

Amount of unpaid dividends (if any) on shares of Series A Preferred Stock to be Converted

Number of shares of Common Stock to be Issued (including conversion of unpaid dividends on shares of Series A Preferred Stock to be Converted)

Applicable Conversion Value

Number of shares of Series A Preferred Stock owned subsequent to Conversion

Conversion Information: [NAME OF HOLDER]

Address of Holder:

Name of Holder

By:
Name:
Title:

KINETIC SEAS INCORPORATED

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SPECIAL MEETING OF STOCKHOLDERS – MAY 6, 2024 AT 10:30 am LOCAL TIME

Voting ends at 11:59 pm cst on May 5, 2024

Control ID:	Shareholder ID:

Date: May 6, 2024	Time: 10:30 am cst

Location:	1501 East Woodfield Rd., Suite # 114-E, Schaumburg, IL. 60173; and
virtually via instructions found at https://issuerservices.us/ksi

The undersigned appoints Edward Honour and Jeffery Lozinski and each of them, as proxies, each with the power of substitution, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Kinetic Seas Incorporated held of record by the undersigned at the close of business on April 4, 2024 at the Special Meeting of stockholders to be held at 1501 E. Woodfield Rd., Suite 114E, Schaumburg, IL 60173 on May 6, 2024 at 10:30 am (local time) or at any adjournment thereof.

VOTING INSTRUCTIONS: You may vote by any of the following methods. If you are not attending the meeting in person, you may vote until 11:59 pm on May 5, 2024.

• Mail:

You may vote by completing and signing the proxy card enclosed with this proxy statement (or by requesting a paper copy of the materials if you only received an electronic version) and promptly mailing it in the enclosed postage-prepaid envelope.

• Fax:	Please mark, sign, date and fax a copy of this Proxy Card to 404-816-8830
• Internet:	Please visit https://issuerservices.us/ksi
• Email:	Please mark, sign, date and email a pdf copy of this Proxy Card to vote@issuerservices.us
• In Person	If you attend the meeting, you may vote by delivering your completed proxy card in person or by completing a ballot. Ballots will be available at the meeting. Please note, you will not be able to vote through our virtual presentation of the meeting.

VOTING ITEMS:

The Board of Directors recommends that you vote FOR the following:

1.	Ratification of the Prior Corporate Acts.

The Board of Directors recommends that you vote FOR the following:

2.	Ratification of the Merger Closing.

The Board of Directors has fixed the close of business on April 4, 2024, as the record date for the determination of stockholders entitled to receive notice of the Special Meeting and to vote the shares of common stock, par value $0.0001 per share, they held on that date at the meeting, or any postponement or adjournment of the meeting.

Kinetic Seas, Inc. f/k/a Bellatora, Inc – 2024 Proxy Card

The undersigned appoints Edward Honour and Jeffery Lozinski and each of them, as proxies, each with the power of substitution, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Kinetic Seas Incorporated held of record by the undersigned at the close of business on April 4, 2024 at the Special Meeting of stockholders to be held at 1501 E. Woodfield Rd., Suite 114E, Schaumburg, IL 60173 on May 6, 2024 at 10:30 am (local time) or at any adjournment thereof.

SPECIAL MEETING OF THE STOCKHOLDERS OF KINETIC SEAS INCORPORATED			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: 🗷

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		🡪	FOR	AGAINST	ABSTAIN
	Ratification of Prior Corporate Acts. The Board of Directors recommends a vote “FOR” this proposal.		◻	◻	◻

Proposal 2		🡪	FOR	AGAINST	ABSTAIN
	Ratification of the Merger Closing. The Board of Directors recommends a vote “FOR” this proposal.		◻	◻	◻

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ◻

The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies all that the proxies, their substitutes, or any of them, may lawfully do by virtue hereof.

____________________________________ (signature) ____________________________________ (printed name) Date: ________________________________	_____________________________________ (signature) - Joint Owner _____________________________________ (printed name) Date: _________________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Shareholder ID:                                                     Control #:

Shares Voted: